Schedule A

FEDERAL HOME LOAN BANK OF CINCINNATI

							Rate Type/	Next
		Settlement	Maturity	Next Pay	Call	Call	Rate Sub-	Call/Amort	Coupon	FHLBank
Trade Date	CUSIP	Date	Date	Date	Type (1)	Style (2)	Type (3)(4)	Date	Percent	Par ($)
6/11/2008	3133XBYA7	6/13/2008	6/10/2011	12/10/2008	Non-Callable		Fixed Constant		4.25	$35,000,000

6/11/2008	3133XRKW9	6/25/2008	6/25/2010	12/25/2008	Optional	European	Fixed Constant	6/25/2009	3.65	$15,000,000
					Principal
					Redemption

6/11/2008	3133XRKZ2	7/2/2008	7/2/2012	1/2/2009	Optional	American	Fixed Constant	7/2/2010	4.45	$25,000,000
					Principal
					Redemption

6/11/2008	3133XRL40	7/7/2008	7/7/2011	1/7/2009	Optional	American	Fixed Constant	1/7/2009	4.3	$20,000,000
					Principal
					Redemption

6/11/2008	3133XRL57	7/2/2008	7/2/2013	1/2/2009	Optional	American	Fixed Constant	1/2/2009	5	$20,000,000
					Principal
					Redemption

6/11/2008	3133XRL65	7/10/2008	1/10/2011	1/10/2009	Optional	European	Fixed Constant	7/10/2009	4	$15,000,000
					Principal
					Redemption

6/11/2008	3133XRL73	7/2/2008	7/2/2014	1/2/2009	Optional	American	Fixed Constant	1/2/2009	5.25	$15,000,000
					Principal
					Redemption

6/11/2008	3133XRLF5	6/30/2008	6/30/2010	12/30/2008	Optional	European	Fixed Constant	9/30/2009	3.68	$15,000,000
					Principal
					Redemption

6/12/2008	3133XBTH8	6/16/2008	6/11/2010	12/11/2008	Non-Callable		Fixed Constant		4.25	$15,000,000

6/12/2008	3133XBYA7	6/16/2008	6/10/2011	12/10/2008	Non-Callable		Fixed Constant		4.25	$15,000,000

6/12/2008	3133XRLV0	7/2/2008	7/2/2010	1/2/2009	Optional	American	Fixed Constant	7/2/2009	3.875	$10,000,000
					Principal
					Redemption

6/12/2008	3133XRLY4	7/2/2008	7/2/2018	1/2/2009	Optional	American	Fixed Constant	1/2/2009	5.875	$15,000,000
					Principal
					Redemption
6/12/2008	3133XRLZ1	7/1/2008	7/1/2011	1/1/2009	Optional	American	Fixed Constant	7/1/2009	4.35	$10,000,000
					Principal
					Redemption

6/12/2008	3133XRM23	7/2/2008	7/2/2012	1/2/2009	Optional	American	Fixed Constant	7/2/2010	4.625	$10,000,000
					Principal
					Redemption

6/12/2008	3133XRM31	7/1/2008	7/1/2013	1/1/2009	Optional	American	Fixed Constant	7/1/2009	5	$35,000,000
					Principal
					Redemption

6/12/2008	3133XRMD9	6/19/2008	6/19/2009	12/19/2008	Non-Callable		Fixed Constant		3.125	$500,000,000

6/13/2008	3133XBYA7	6/17/2008	6/10/2011	12/10/2008	Non-Callable		Fixed Constant		4.25	$15,000,000

6/13/2008	3133XRFL9	6/17/2008	6/14/2013	12/14/2008	Non-Callable		Fixed Constant		4.25	$10,000,000

6/13/2008	3133XRML1	6/26/2008	6/26/2015	12/26/2008	Optional Principal	American	Fixed Constant	6/26/2009	5.5	$10,000,000
					Redemption

6/13/2008	3133XRMP2	7/1/2008	7/1/2011	1/1/2009	Optional	American	Fixed Constant	10/1/2008	4.65	$20,000,000
					Principal
					Redemption

6/13/2008	3133XRMQ0	7/2/2008	7/2/2013	1/2/2009	Optional	American	Fixed Constant	7/2/2009	5	$35,000,000
					Principal
					Redemption

6/13/2008	3133XRMR8	7/2/2008	7/2/2012	1/2/2009	Optional	American	Fixed Constant	7/2/2010	4.7	$20,000,000
					Principal
					Redemption

6/13/2008	3133XRMU1	6/23/2008	6/23/2009	12/23/2008	Non-Callable		Fixed Constant		3.17	$250,000,000

(1) Call/Amortization Type Description:

Optional Principal Redemption Bonds (Callable Bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the Bond.

Indexed Amortizing Notes (Indexed Principal Redemption Bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the Bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the Bond.

(2) Call Style Description:

Indicates whether the Bond is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

American Bonds are redeemable continuously on and after the first redemption date until maturity.

Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.

European Bonds are redeemable on a particular date only.

(3) Rate Type Description:

Fixed Bonds generally pay interest at constant fixed rates over the life of the Bond, according to the terms of the Bond.

Variable Bonds may pay interest at different rates over the life of the Bond, according to the terms of the Bond.

(4) Rate Sub-Type Description:

Constant Bonds generally pay interest at fixed rates over the life of the Bond, according to the terms of the Bond.

Single Index Floater Bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the Bond.